Exhibit 10.2

Amendment #1 to the
Independent Contractor Agreement for 2020-2021

This Amendment #1 to the Independent Contractor Agreement for 2020-2021 dated as of September 30, 2020 (this “Agreement”) is entered into between Lorrie Norrington (“Contractor”), and Eventbrite, Inc., a Delaware corporation (“Eventbrite”) (the “Amendment”), (each a “Party” and collectively the “Parties”) and is dated as of the later of the dates set forth beneath the signatures below.

The Agreement is modified as follows, and in the case of any difference between the Agreement and this Amendment, this Amendment will control. Any capitalized terms set forth herein but not defined shall have the meanings given to them in the Agreement.

1.The following language will be added to the end of the “Term” Section of Appendix A of the Agreement:

    “Following the Term, the Agreement will renew for an additional 5-month term (the “Renewal Term”).

2.The fee for the Services in the Renewal Term, approved by the Eventbrite Board on March 24, 2021, will be as follows:

Month	RSU Grant Value	Vesting Commencement Date	Vesting Date
February 2021	$18,000	February 1, 2021	February 28, 2021
March 2021	$18,000	March 1, 2021	March 31, 2021
April 2021	$7,500	April 1, 2021	April 30, 2021
May 2021	$7,500	May 1, 2021	May 31, 2021
June 2021	$7,500	June 1, 2021	June 30, 2021

3.The “Project Summary” Section of Appendix A will be replaced with the following: “Contractor will advise and consult with Eventbrite executives on business drivers, organizational structure and strategy. Contractor will be available for bi-weekly or monthly meetings with Eventbrite executives as mutually agreed.”

4.Each Party hereby represents and warrants to the other that (i) it has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby; and (ii) the undersigned for each Party has the full right, legal power and actual authority to bind such Party to the terms and conditions hereof. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. If a Party signs the signature page and faxes (or scans and emails) the signature page to the other Party, then such signature page shall be deemed an original signature page to this Amendment and shall constitute the execution and delivery of this Amendment by the sending Party.

5.Except as modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

EVENTBRITE, INC.

By:         /s/ Julia Taylor
Name:        Julia Taylor
Title:        General Counsel
Date:        4/8/2021

CONTRACTOR

By:         /s/ Lorrie Norrington
Name:     Lorrie Norrington
Date:        4/8/2021
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